SCHEDULE 14A INFORMATION


        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant[ ]
Filed by a Party other than the Registrant[X]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                             The Scotts Company
        (Name of Registrant as Specified In Its Charter)

                         Vorys, Sater, Seymour and Pease

           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act
    Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ____________________________________________________________
     ____________

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     4) Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by
Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was
    paid previously.  Identify the previous filing by
registration statement
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     1) Amount Previously Paid:

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     3) Filing Party:

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     4) Date Filed:

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                    SCHEDULE 14A INFORMATION

                       The Scotts Company